Exhibit 3

POWER OF ATTORNEY

Know all by these presents, that the undersigned, as the members of the Voting Group described hereinbelow, hereby constitute and appoint each of E. B. Chester, Gary Judd, Robert Mintz, and Richard J. Mattera, or any of them signing singly, and with full power of substitution, the true and lawful attorney-in-fact of the said Voting Group to:

(1)
prepare, execute in the name and on behalf of the voting group (the “Voting Group”) comprised of the undersigned Vail Banks, Inc. shareholders and their required spouses (the “Voting Group Members”), and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the Voting Group to make electronic filings with the SEC of reports required by Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)	execute for and on behalf of the Voting Group Forms 13D and 13G, in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder; and

(3)
do and perform any and all acts for and on behalf of the Voting Group which may be necessary or desirable to complete and execute any such Form 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority.

The Voting Group Members hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the Voting Group Members might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The Voting Group Members acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned Voting Group Members are not assuming any of the Voting Group’s or the Voting Groups Members’ responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the Voting Group is no longer required to file Forms 13D and 13G with respect to the Voting Group's holdings of and transactions in securities issued by Vail Banks, Inc., unless earlier revoked by the Voting Group Members in a signed writing delivered to the foregoing attorneys-in-fact.

This Power of Attorney may be signed in counterparts.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: E.B. Chester Signature: /s/ E.B. Chester

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Kay H. Chester Signature: /s/ Kay H. Chester

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Dennis R.Devor Signature: /s/ Dennis R. Devor

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Lisa M. Dillon Signature: /s/ Lisa M. Dillon

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: George N. Gillett Signature: /s/ George N. Gillett

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Dan E. Godec Signature: /s/ Dan E. Godec

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: S. David Gorsuch Signature: /s/ S. David Gorsuch

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Jack G. Haselbush Signature: /s/ Jack G. Haselbush

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Garner F. Hill II Signature: /s/ Garner F. Hill II

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Gary S. Judd Signature: /s/ Gary S. Judd

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Robert L. Knous Signature: /s/ Robert L. Knous

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Byron A. Rose Signature: /s/ Byron A. Rose

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Donald L. Vanderhoof Signature: /s/ Donald L. Vanderhoof

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: James G. Flaum Signature: /s/ James G. Flaum

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Kent Myers Signature: /s/ Kent Myers

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Kathleen L. Devor Signature: /s/ Kathleen L. Devor

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Ronna J. Flaum Signature: /s/ Ronna J. Flaum

IN WITNESS WHEREOF, the undersigned Voting Group Members have caused this Power of Attorney to be executed as of this 31st day of May, 2006.

SHAREHOLDER Name: Eddi Vanderhoof Signature: /s/ Eddi Vanderhoof